UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 09/14/2006

REPUBLIC COMPANIES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-51455

DELAWARE	30-0175923
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

222 Delaware Avenue, Suite 900

Wilmington, Delaware 19801

(Address of principal executive offices, including zip code)

(302) 658-3613

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Mr. Parker W. Rush’s Employment Agreement

On August 4, 2006, Parker W. Rush entered into an employment agreement with our principal insurance subsidiary, Republic Underwriters Insurance Company (“Republic Underwriters”), which was subsequently amended and restated on September 14, 2006 to make certain modifications, to be effective as of the Closing Date (as such term is defined in that certain Agreement and Plan of Merger, dated August 4, 2006, by and among Republic Companies Group, Inc. (“Republic Companies Group”), Arrow Capital US Inc., a Delaware corporation (“Arrow Capital”), Arrow Subsidiary Corporation, a Delaware corporation and a wholly-owned subsidiary of Arrow Capital, and Delek Group Ltd. (only for purposes of Section 8.8 thereof), a corporation organized under the laws of Israel (“Delek”) (the “Merger Agreement”), which is filed as Exhibit 2.1 to Republic Companies Group’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 4, 2006). The employment agreement provides that Mr. Rush will serve as Republic Underwriters’ Chief Executive Officer and President. In addition, the agreement provides that prior to an initial public offering of the common stock of Republic Companies Group, Mr. Rush will be a member of the board of directors of Republic Underwriters and Republic Companies Group. The term of the agreement extends five years from the Closing Date, at which time it terminates unless the parties agree to extend the agreement on a year-to-year basis, a new agreement is executed or the agreement is terminated by either party upon 90 days’ written notice. The agreement provides for an annual base salary of $350,000, which is subject to increase by Republic Underwriters’ board of directors (the “Republic Underwriters Board”), and further provides that Mr. Rush will be eligible to participate in an annual bonus plan providing for a performance bonus consistent with the bonus opportunities as in effect for the period immediately prior to the consummation of the merger contemplated by the Merger Agreement (the “Merger”) and subject to such terms, conditions and goals as may be established by the Republic Underwriters Board following consultation with Mr. Rush. Mr. Rush may also participate in present and future benefit plans and programs that Republic Underwriters may provide to other senior executives. In addition, Republic Underwriters will pay or reimburse Mr. Rush in an amount not to exceed $15,000 for reasonable legal fees incurred or paid by him in connection with the negotiation and execution of the employment agreement. If Mr. Rush’s employment is terminated without cause or if he leaves for good reason (as such terms are defined in the employment agreement), or due to his death or disability, he will be entitled to receive his then current salary for a period of 18 months after the date of such termination, his performance bonus for the preceding fiscal year if such performance bonus has not been paid, a pro-rated portion of the performance bonus for the year in which the termination occurs if such termination occurs after June 30th of any fiscal year and applicable COBRA coverage premiums for Mr. Rush and his dependents for a period of 18 months, subject to Mr. Rush’s compliance with his obligations under his confidentiality and non-competition agreement. Mr. Rush will be granted stock options and restricted stock under the Republic Underwriters’ equity incentive plan representing, in the aggregate, 0.85% and 0.5%, respectively, of the outstanding shares of common stock of Republic Companies Group immediately following the Merger. Furthermore, if Mr. Rush reinvests an amount equal to 50% of his after-tax proceeds from his Merger consideration in common stock of Republic Companies Group, then the grant of options will be increased by 20%. If Mr. Rush reinvests less than 50%, the increase in the amount of grant shall be adjusted proportionately. Mr. Rush may receive additional shares of restricted stock in the event that Delek or any of its affiliates invest in Republic Companies Group at a lower price per share than the Merger value, such that he will be in the same economic position as if such investment had been at the Merger value, subject to the terms and conditions set forth in the employment agreement. All shares of stock received upon his exercise of stock options (“Option Shares”) and his restricted shares are subject to a call right of Republic Underwriters following termination of Mr. Rush’s employment on terms and conditions set forth in the employment agreement. Alternatively, Mr. Rush has the right to sell his Option Shares and vested restricted shares to Republic Underwriters (i) in the case of termination of employment without cause or for good reason or (ii) if after five years from the Closing Date, Republic Companies Group is not then a publicly traded company on terms and conditions set forth in the employment agreement. Mr. Rush has entered into a confidentiality agreement to keep secret and treat as confidential all information concerning Republic Underwriters and each of its subsidiaries, parent companies and affiliates (collectively, the “Republic Group”) during the tenure of his employment and thereafter. Mr. Rush also has entered into a non-competition agreement that restricts him from engaging in specified competitive activities and soliciting the Republic Group’s employees, customers, suppliers or business relations during his employment and for 12 months following the date of his termination. The agreement is conditional on the consummation of the Merger. If the Merger is not consummated, the terms of the agreement will be null, void and of no effect.

Mr. Martin B. Cummings’ Employment Agreement

On August 4, 2006, Martin B. Cummings entered into an employment agreement with Republic Underwriters, which was subsequently amended and restated on September 14, 2006 to make certain modifications, to be effective as of the Closing Date, that provides that he will serve as Republic Underwriters’ Chief Financial Officer and Vice President. The term of the agreement extends three years from the Closing Date, at which time it terminates unless the parties agree to extend the agreement on a year-to-year basis, a new agreement is executed or the agreement is terminated by either party upon 90 days’ written notice. The agreement provides for an annual base salary of $240,000, which is subject to increase by the Republic Underwriters Board, and provides that Mr. Cummings will be eligible to participate in an annual bonus plan providing for a performance bonus consistent with the bonus opportunities as in effect for the period immediately prior to the consummation of the Merger and subject to such terms, conditions and goals as may be established by the Republic Underwriters Board. Mr. Cummings may also participate in present and future benefit plans and programs that Republic Underwriters may provide to other senior executives. If Mr. Cummings’ employment is terminated for reasons other than a breach of his confidentiality or non-competition agreement, his breach of any material term of the employment agreement, cause or voluntary termination, or if he leaves for good reason (as defined in the employment agreement), he will be entitled to receive a severance payment in an amount equal to six months of his base salary, his performance bonus for the preceding fiscal year if such performance bonus has not been paid, a pro-rated portion of the performance bonus for the year in which the termination occurs if such termination occurs after June 30th of any fiscal year and accrued but unpaid vacation time to the extent Republic Underwriters’ policy or applicable law requires such payment. Mr. Cummings will be granted stock options and restricted stock pursuant to the Republic Underwriters’ equity incentive plan representing, in the aggregate, 0.255% and 0.3%, respectively, of the outstanding shares of the common stock of Republic Companies Group immediately following the Merger. However, if Mr. Cummings reinvests an amount equal to 50% of his after-tax proceeds from his Merger consideration in common stock of Republic Companies Group, then the grant of options will be increased by 20%. If Mr. Cummings reinvests less than 50%, the increase in the amount of grant shall be adjusted proportionately. Mr. Cummings may receive additional shares of restricted stock in the event that Delek or any of its affiliates invest in Republic Companies Group at a lower price per share than the Merger value, such that he will be in the same economic position as if such investment had been at the Merger value, subject to the terms and conditions set forth in the employment agreement. All of his Option Shares and restricted shares are subject to a call right of Republic Underwriters following termination of Mr. Cummings’ employment on terms and conditions set forth in the employment agreement. Alternatively, Mr. Cummings has the right to sell his Option Shares and vested restricted shares to Republic Underwriters (i) in the case of termination of employment without cause or for good reason or (ii) if after five years from the Closing Date, Republic Companies Group is not then a publicly traded company on terms and conditions set forth in the employment agreement. Mr. Cummings has entered into a confidentiality agreement to keep secret and treat as confidential all information concerning the Republic Group during the tenure of his employment and thereafter. Mr. Cummings also has entered into a non-competition agreement that restricts him from engaging in specified competitive activities for six months and soliciting the Republic Group’s employees, customers, suppliers or business relations during his employment and for 12 months following the date of his termination. The agreement is conditional on the consummation of the Merger. If the Merger is not consummated, the terms of the agreement will be null, void and of no effect.

Mr. Michael E. Ditto’s Employment Agreement

On August 4, 2006, Michael E. Ditto entered into an employment agreement with Republic Underwriters, which was subsequently amended and restated on September 14, 2006 to make certain modifications, to be effective as of the Closing Date, that provides that he will serve as Republic Underwriters’ Vice President, General Counsel and Secretary. The term of the agreement extends three years from the Closing Date, at which time it terminates unless the parties agree to extend the agreement on a year-to-year basis, a new agreement is executed or the agreement is terminated by either party upon 90 days’ written notice. The agreement provides for an annual base salary of $210,000, which is subject to increase by the Republic Underwriters Board, and provides that Mr. Ditto will be eligible to participate in an annual bonus plan providing for a performance bonus consistent with the bonus opportunities as in effect for the period immediately prior to the consummation of the Merger and subject to such terms, conditions and goals as may be established by the Republic Underwriters Board. Mr. Ditto may also participate in present and future benefit plans and programs that Republic Underwriters may provide to other senior executives. If Mr. Ditto’s employment is terminated for reasons other than a breach of his confidentiality or non-competition agreement, his breach of any material term of the employment agreement, cause or voluntary termination, or if he leaves for good reason (as defined in the employment agreement), he will be entitled to receive a severance payment in an amount equal to six months of his base salary, his performance bonus for the preceding fiscal year if such performance bonus has not been paid, a pro-rated portion of the performance bonus for the year in which the termination occurs if such termination occurs after June 30th of any fiscal year and accrued but unpaid vacation time to the extent Republic Underwriters’ policy or applicable law requires such payment. Mr. Ditto will be granted stock options and restricted stock pursuant to the Republic Underwriters’ equity incentive plan representing, in the aggregate, 0.17% and 0.1%, respectively, of the outstanding shares of common stock of Republic Companies Group immediately following the Merger. However, if Mr. Ditto reinvests an amount equal to 50% of his after-tax proceeds from his Merger consideration in common stock of Republic Companies Group, then the grant of options will be increased by 20%. If Mr. Ditto reinvests less than 50%, the increase in the amount of grant shall be adjusted proportionately. Mr. Ditto may receive additional shares of restricted stock in the event that Delek or any of its affiliates invest in Republic Companies Group at a lower price per share than the Merger value, such that he will be in the same economic position as if such investment had been at the Merger value subject to the terms and conditions set forth in the employment agreement. All of his Option Shares and restricted shares are subject to a call right of Republic Underwriters following termination of Mr. Ditto’s employment on terms and conditions set forth in the employment agreement. Alternatively, Mr. Ditto has the right to sell his Option Shares and vested restricted shares to Republic Underwriters (i) in the case of termination of employment without cause or for good reason or (ii) if after five years from the Closing Date, Republic Companies Group is not then a publicly traded company on terms and conditions set forth in the employment agreement. Mr. Ditto has entered into a confidentiality agreement to keep secret and treat as confidential all information concerning the Republic Group during the tenure of his employment and thereafter. Mr. Ditto also has entered into a non-competition agreement that restricts him from soliciting the Republic Group’s employees, customers, suppliers or business relations during his employment and for 12 months following the date of his termination. The agreement is conditional on the consummation of the Merger. If the Merger is not consummated, the terms of the agreement will be null, void and of no effect.

Mr. Robert S. Howey’s Employment Agreement

On September 14, 2006, Robert S. Howey entered into an employment agreement with Republic Underwriters, to be effective as of the Closing Date, that provides that he will serve as Republic Underwriters’ Vice President. The term of the agreement extends three years from the Closing Date, at which time it terminates unless the parties agree to extend the agreement on a year-to-year basis, a new agreement is executed or the agreement is terminated by either party upon 90 days’ written notice. The agreement provides for an annual base salary of $210,000, which is subject to increase by the Republic Underwriters Board, and provides that Mr. Howey will be eligible to participate in an annual bonus plan providing for a performance bonus consistent with the bonus opportunities as in effect for the period immediately prior to the consummation of the Merger and subject to such terms, conditions and goals as may be established by the Republic Underwriters Board. Mr. Howey may also participate in present and future benefit plans and programs that Republic Underwriters may provide to other senior executives. If Mr. Howey’s employment is terminated for reasons other than a breach of his confidentiality or non-competition agreement, his breach of any material term of the employment agreement, cause or voluntary termination, or if he leaves for good reason (as defined in the employment agreement), he will be entitled to receive a severance payment in an amount equal to six months of his base salary, his performance bonus for the preceding fiscal year if such performance bonus has not been paid, a pro-rated portion of the performance bonus for the year in which the termination occurs if such termination occurs after June 30th of any fiscal year and accrued but unpaid vacation time to the extent Republic Underwriters’ policy or applicable law requires such payment. Mr. Howey will be granted stock options and restricted stock pursuant to the Republic Underwriters’ equity incentive plan representing, in the aggregate, 0.255% and 0.15%, respectively, of the outstanding shares of common stock of Republic Companies Group immediately following the Merger. However, if Mr. Howey reinvests an amount equal to 50% of his after-tax proceeds from his Merger consideration in common stock of Republic Companies Group, then the grant of options will be increased by 20%. If Mr. Howey reinvests less than 50%, the increase in the amount of grant shall be adjusted proportionately. Mr. Howey may receive additional shares of restricted stock in the event that Delek or any of its affiliates invest in Republic Companies Group at a lower price per share than the Merger value, such that he will be in the same economic position as if such investment had been at the Merger value subject to the terms and conditions set forth in the employment agreement. All of his Option Shares and restricted shares are subject to a call right of Republic Underwriters following termination of Mr. Howey’s employment on terms and conditions set forth in the employment agreement. Alternatively, Mr. Howey has the right to sell his Option Shares and vested restricted shares to Republic Underwriters (i) in the case of termination of employment without cause or for good reason or (ii) if after five years from the Closing Date, Republic Companies Group is not then a publicly traded company on terms and conditions set forth in the employment agreement. Mr. Howey has entered into a confidentiality agreement to keep secret and treat as confidential all information concerning the Republic Group during the tenure of his employment and thereafter. Mr. Howey also has entered into a non-competition agreement that restricts him from engaging in specified competitive activities for the later of six months following the date of his termination, if Mr. Howey is eligible to receive the severance payments described above, or 12 months following the date of his termination, if Mr. Howey is not eligible to receive the severance payments described above, and soliciting the Republic Group’s employees, customers, suppliers or business relations during his employment and for 12 months following the date of his termination. The agreement is conditional on the consummation of the Merger. If the Merger is not consummated, the terms of the agreement will be null, void and of no effect.

Mr. Frank A. Vaccaro’s Employment Agreement

On September 14, 2006, Frank A. Vaccaro entered into an employment agreement with Republic Underwriters, to be effective as of the Closing Date, that provides that he will serve as Republic Underwriters’ Vice President-Information Services. The term of the agreement extends three years from the Closing Date, at which time it terminates unless the parties agree to extend the agreement on a year-to-year basis, a new agreement is executed or the agreement is terminated by either party upon 90 days’ written notice. The agreement provides for an annual base salary of $185,000, which is subject to increase by the Republic Underwriters Board, and provides that Mr. Vaccaro will be eligible to participate in an annual bonus plan providing for a performance bonus consistent with the bonus opportunities as in effect for the period immediately prior to the consummation of the Merger and subject to such terms, conditions and goals as may be established by the Republic Underwriters Board. Mr. Vaccaro may also participate in present and future benefit plans and programs that Republic Underwriters may provide to other senior executives. If Mr. Vaccaro’s employment is terminated for reasons other than a breach of his confidentiality or non-competition agreement, his breach of any material term of the employment agreement, cause or voluntary termination, or if he leaves for good reason (as defined in the employment agreement), he will be entitled to receive a severance payment in an amount equal to six months of his base salary, his performance bonus for the preceding fiscal year if such performance bonus has not been paid, a pro-rated portion of the performance bonus for the year in which the termination occurs if such termination occurs after June 30th of any fiscal year and accrued but unpaid vacation time to the extent Republic Underwriters’ policy or applicable law requires such payment. Mr. Vaccaro will be granted stock options and restricted stock pursuant to the Republic Underwriters’ equity incentive plan representing, in the aggregate, 0.17% and 0.1%, respectively, of the outstanding shares of common stock of Republic Companies Group immediately following the Merger. However, if Mr. Vaccaro reinvests an amount equal to 50% of his after-tax proceeds from his Merger consideration in common stock of Republic Companies Group, then the grant of options will be increased by 20%. If Mr. Vaccaro reinvests less than 50%, the increase in the amount of grant shall be adjusted proportionately. Mr. Vaccaro may receive additional shares of restricted stock in the event that Delek or any of its affiliates invest in Republic Companies Group at a lower price per share than the Merger value, such that he will be in the same economic position as if such investment had been at the Merger value subject to the terms and conditions set forth in the employment agreement. All of his Option Shares and restricted shares are subject to a call right of Republic Underwriters following termination of Mr. Vaccaro’s employment on terms and conditions set forth in the employment agreement. Alternatively, Mr. Vaccaro has the right to sell his Option Shares and vested restricted shares to Republic Underwriters (i) in the case of termination of employment without cause or for good reason or (ii) if after five years from the Closing Date, Republic Companies Group is not then a publicly traded company on terms and conditions set forth in the employment agreement. Mr. Vacarro has entered into a confidentiality agreement to keep secret and treat as confidential all information concerning the

Republic Group during the tenure of his employment and thereafter. Mr. Vacarro also has entered into a non-competition agreement that restricts him from soliciting the Republic Group’s employees, customers, suppliers or business relations during his employment and for 12 months following the date of his termination. The agreement is conditional on the consummation of the Merger. If the Merger is not consummated, the terms of the agreement will be null, void and of no effect.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1 Amended and Restated Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Parker W. Rush.

10.2 Amended and Restated Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Martin B. Cummings.

10.3 Amended and Restated Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Michael E. Ditto.

10.4 Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Robert S. Howey.

10.5 Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Frank A. Vaccaro.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC COMPANIES GROUP, INC.

September 20, 2006	By:	/s/ Michael E. Ditto
Michael E. Ditto
VP, General Counsel & Corp. Secretary

EXHIBIT INDEX

Exhibit No.	Description

EX-10.1	Amended and Restated Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Parker W. Rush.

EX-10.2	Amended and Restated Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Martin B. Cummings.

EX-10.3	Amended and Restated Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Michael E. Ditto.

EX-10.4	Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Robert S. Howey.

EX-10.5	Employment Agreement, entered into as of September 14, 2006, between Republic Underwriters Insurance Company and Frank A. Vaccaro.